SEMIANNUAL REPORT
                                 MARCH 31, 2003

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                  April 11, 2003

Dear Fellow Shareholders,

  The FMI Common Stock Fund declined 5.4% in the March quarter*<F1>. This compares to a 4.5% decline in the Russell 2000. Other indices fared modestly better, with the S&P 500 down 3.2% and the Nasdaq Composite up 0.4%. Large cap technology stocks, which have taken the brunt of the market decline, and others traditionally perceived as growth stocks, did slightly better than value stocks in the period. Like most equity-related investments, the Fund was affected by worries about the war in Iraq, the sluggish economy and higher unemployment levels. Lower employment levels have directly impacted one of the big decliners in the portfolio this quarter, G&K Services, a uniform rental company. Apogent, a laboratory supplies firm, also fell in recent months due to cutbacks in pharmaceutical and university research budgets. Scholastic's decline was largely due to company specific factors. In each of these companies, the long-term franchise value has not been damaged and we continue to like the stocks.

  Recent economic news has not been particularly inspiring. The jobless number jumped significantly in February and real household weekly earnings fell, too. The National Association of Purchasing Management-Chicago reported the factory index fell to 48.4 in March from 54.9 in February. Consumer confidence is low and capital spending plans remain subdued. The automotive sector has also weakened and housing, while remarkably resilient, remains on the watch list. While we all yearn for a better economic backdrop, it is important to remember that both economic and investment sentiment are cyclical in nature. In the late 1990's some believed we were in a "Goldilocks" economy. The stock market sold at unprecedented valuations. Behind this porridge-is-just-right perception was a litany of negatives that only came to be recognized after the fact. Human nature being what it is, the same phenomenon could occur in reverse. The popular press today is quite negative. Yet behind the scenes, inefficiency is being addressed, excess capacity is being reduced and latent demand is building. These things may take longer to become apparent than short-term investors or economists hope, but the probability of their eventual occurrence is quite high.

  We've updated three charts that we haven't used in a number of years. These charts go back to the 1950s and show the one-, five- and ten-year annual returns for small and large cap stocks. One can readily see the volatility of one-year returns compared to the longer time periods. These charts clearly demonstrate the importance of keeping a long-term focus. The charts also show long periods of outperformance by either small or large cap stocks. Small cap stocks did much better than large caps for nearly 20 years beginning in the mid-1960's. Large caps returned the favor for most of the next fifteen years or so. Over the last couple of years small cap stocks have once again done better. We believe small caps have the fundamental and valuation characteristics that could lead to further outperformance in the years to come.

*<F1> The Fund's one year and annualized five and ten year returns through March 31, 2003 were -15.81%, 3.65% and 10.50%, respectively.

                  LARGE & SMALL CAPITALIZATION ANNUAL RETURNS

                                 ANNUAL RETURNS

          Large Capitalization Stocks            Small Capitalization Stocks
               Annual Returns (%)                    Annual Returns (%)
               ------------------                    ------------------
1950                  31.70                                 38.70
1951                  23.90                                  7.80
1952                  18.40                                  3.00
1953                  -1.00                                 -6.50
1954                  52.60                                 60.60
1955                  31.60                                 20.40
1956                   6.50                                  4.30
1957                 -10.80                                -14.60
1958                  43.40                                 64.90
1959                  12.00                                 16.40
1960                   0.50                                 -3.30
1961                  26.90                                 32.10
1962                  -8.70                                -11.90
1963                  22.80                                 23.60
1964                  16.50                                 23.50
1965                  12.50                                 41.80
1966                 -10.10                                 -7.00
1967                  24.00                                 83.60
1968                  11.10                                 36.00
1969                  -8.50                                -25.10
1970                   3.90                                -17.40
1971                  14.30                                 16.50
1972                  19.00                                  4.40
1973                 -14.70                                -30.90
1974                 -26.50                                -19.90
1975                  37.20                                 52.80
1976                  23.90                                 57.40
1977                  -7.20                                 25.40
1978                   6.60                                 23.50
1979                  18.60                                 43.10
1980                  32.50                                 38.60
1981                  -4.90                                  2.00
1982                  21.50                                 24.90
1983                  22.60                                 29.10
1984                   6.30                                 -7.30
1985                  31.70                                 31.10
1986                  18.70                                  5.70
1987                   5.30                                 -8.80
1988                  16.60                                 24.90
1989                  31.70                                 16.20
1990                  -3.10                                -19.50
1991                  30.50                                 46.10
1992                   7.60                                 18.40
1993                  10.10                                 18.90
1994                   1.30                                 -1.80
1995                  37.60                                 28.40
1996                  23.00                                 16.50
1997                  33.40                                 22.40
1998                  28.60                                 -2.50
1999                  21.00                                 21.30
2000                  -9.10                                 -3.00
2001                 -11.90                                  2.50
2002                 -22.10                                -20.50

                         5 YEAR COMPOUND ANNUAL RETURNS

          Large Capitalization Stocks            Small Capitalization Stocks
       5 Year Compound Annual Returns (%)    5 Year Compound Annual Returns (%)
       ----------------------------------    ----------------------------------
1954                  23.90                                 18.27
1955                  23.89                                 14.97
1956                  20.20                                 14.21
1957                  13.59                                 10.01
1958                  22.31                                 23.22
1959                  14.97                                 15.54
1960                   8.92                                 10.58
1961                  12.80                                 15.94
1962                  13.31                                 16.65
1963                   9.85                                 10.11
1964                  10.72                                 11.43
1965                  13.25                                 20.28
1966                   5.72                                 12.13
1967                  12.39                                 29.86
1968                  10.16                                 32.37
1969                   4.96                                 19.78
1970                   3.31                                  7.51
1971                   8.38                                 12.47
1972                   7.50                                  0.47
1973                   1.97                                -12.25
1974                  -2.39                                -11.09
1975                   3.21                                  0.56
1976                   4.89                                  6.80
1977                  -0.19                                 10.77
1978                   4.35                                 24.41
1979                  14.82                                 39.73
1980                  14.02                                 37.03
1981                   8.13                                 25.65
1982                  14.12                                 25.56
1983                  17.36                                 26.70
1984                  14.81                                 16.16
1985                  14.67                                 14.87
1986                  19.87                                 15.68
1987                  16.47                                  8.63
1988                  15.31                                  7.90
1989                  20.36                                 12.90
1990                  13.19                                  2.41
1991                  15.36                                  9.26
1992                  15.88                                 15.11
1993                  14.55                                 13.98
1994                   8.70                                 10.20
1995                  16.59                                 20.99
1996                  15.22                                 15.64
1997                  20.27                                 16.41
1998                  24.06                                 11.87
1999                  28.56                                 16.69
2000                  18.33                                 10.31
2001                  10.70                                  7.52
2002                  -0.59                                 -1.36

                        10 YEAR COMPOUND ANNUAL RETURNS

          Large Capitalization Stocks            Small Capitalization Stocks
      10 Year Compound Annual Returns (%)    10 Year Compound Annual Returns (%)
      -----------------------------------    -----------------------------------
1959                  19.35                                 16.90
1960                  16.16                                 12.76
1961                  16.44                                 15.07
1962                  13.45                                 13.28
1963                  15.91                                 16.48
1964                  12.83                                 13.47
1965                  11.06                                 15.33
1966                   9.20                                 14.02
1967                  12.85                                 23.08
1968                  10.01                                 20.73
1969                   7.81                                 15.53
1970                   8.17                                 13.72
1971                   7.04                                 12.30
1972                   9.92                                 14.22
1973                   5.99                                  7.77
1974                   1.22                                  3.20
1975                   3.26                                  3.98
1976                   6.62                                  9.60
1977                   3.58                                  5.50
1978                   3.15                                  4.48
1979                   5.87                                 11.46
1980                   8.48                                 17.39
1981                   6.50                                 15.84
1982                   6.72                                 17.94
1983                  10.66                                 25.55
1984                  14.81                                 27.40
1985                  14.35                                 25.46
1986                  13.85                                 20.56
1987                  15.29                                 16.79
1988                  16.33                                 16.92
1989                  17.55                                 14.52
1990                  13.93                                  8.46
1991                  17.59                                 12.42
1992                  16.17                                 11.82
1993                  14.93                                 10.90
1994                  14.38                                 11.54
1995                  14.88                                 11.32
1996                  15.29                                 12.41
1997                  18.05                                 15.76
1998                  19.21                                 12.92
1999                  18.21                                 13.40
2000                  17.46                                 15.53
2001                  12.94                                 11.51
2002                   9.34                                  7.16

    Sources: Standard & Poor's Corporation; Frank Russell Company; Financial
                          Analysts Research Foundation

  While the investment landscape today is filled with large macroeconomic and geopolitical themes, we constantly remind ourselves that money is typically made with small ideas; in other words, by investing one stock at a time. Below we highlight four recent additions to the portfolio.

TUESDAY MORNING CORP.

DESCRIPTION:
------------

  Tuesday Morning is a leading closeout retailer of upscale home furnishings, gifts, and related items. The stores carry first quality brand name merchandise that is commonly purchased from suppliers or other retailers (e.g. closeouts) and sold in their stores at 50-80% of their original retail value. The first Tuesday Morning store opened in 1974, and at the end of 2002, the company operated 515 stores in 42 states. The company is best known for its unique sales events (beginning on Tuesday mornings!), which occur 8-10 times per year and last between 3-5 weeks.

  We have known Tuesday Morning for many years as we have followed other companies in the discount retail group for several years including Big Lots, Family Dollar Stores and Dollar General. The company experienced temporary distribution problems in 2001-2002 that caused the stock to fall from a high of $29.00 per share to $15.00 (it is currently $20.00).

GOOD BUSINESS:
--------------

  o High return-on-invested-capital (ROIC) and a low-cost operating model are positive attributes; Tuesday Morning generates an ROIC of 20% and operating margins of 11%. Both of these are high relative to other retailers. The store level ROIC approaches 50%.

  o Tuesday Morning has a unique marketing and merchandising strategy. The company has a loyal customer base (6.5 million-person mailing list) that enjoys the "treasure hunt" experience of finding a great bargain. The average customer is between 35-54 years old and has a median household income of $65,000.

  o The company stands to benefit from the increasing availability of closeout merchandise from retailers and catalog companies who need to clear inventory. The high ROIC and strong cash flow generation should allow Tuesday Morning to grow organically and increase square footage by 10% per year.

ATTRACTIVE VALUATION:
---------------------

  o The company trades at a significant discount to other growing retailers. Comparable companies trade in excess of 20x earnings.

  o Tuesday Morning trades at 15.7x the 2003 earnings per share (EPS) of $1.27. Historically, when fundamentals have been strong, the company has sold for 25-30x earnings. Now that the company has corrected supply chain and inventory issues, they should be able to expand and grow their top and bottom line by 12-15% per year.

  o The company's balance sheet is improving, as debt is down to $73 million. Management has indicated that debt could be totally eliminated in the next two to three years through free cash flow generation.

MANAGEMENT ASSESSMENT:
----------------------

  o An experienced management team leads Tuesday Morning. Chief Executive Officer, Kathleen Mason, has extensive experience in the retail closeout industry including employment at TJ Maxx and Filene's Basement. She is focused on improving operating margins and inventory turns while tweaking store execution.

  o Chief Financial Officer, Mark Jarvis, has been with the company for over 10 years with prior experience at Pier1.

  o Chairman, Benjamin Chereskin, is a managing director at Madison Dearborn Partners, a private equity firm that owns 50% of the shares.

ENGELHARD CORP.

DESCRIPTION:
------------

  Engelhard is the world's leading chemicals company specializing in surface chemistry and materials science. This means that the company mechanically and chemically manipulates elements like platinum and palladium and minerals like zeolite to produce a wide range of catalysts with important business uses. These uses include the abatement of carbon monoxide, oxides of nitrogen, and hydrocarbon emissions from gasoline, diesel, and alternate-fueled vehicles; the removal of odors, fumes, and pollutants associated with a variety of process industries; and making processes safer, more productive, and efficient. Engelhard also sells a variety of performance chemicals to the paper, coatings, plastics, cosmetics and construction industries.

  Approximately 35% of Engelhard's business is tied to the automobile market worldwide. Concern about new competition in the auto catalyst market has affected the stock. Their auto exposure has been shrinking as the company has expanded into many other markets including diesel, co-generation and gas turbine power generation, household appliances, and lawn and garden power tools. A major driver to the industry's growth rate, as well as that of Engelhard, is the tightening of environmental standards in developed countries and the initiation of standards in the developing regions of the world.

GOOD BUSINESS:
--------------

  o Customers seek to do business with Engelhard on a repeat basis. The company is either number one or number two in its key markets.

  o Investment in Research & Development (R&D) and the strong working relationships with customers make it more difficult for new competitors to enter the company's markets. New products (those introduced within the last two years) typically account for one-quarter of sales.

  o Engelhard has consistently generated ROIC between 15-20%. It is abundantly clear that the management team is focused on the returns on their business units rather than growth for its own sake.

  o Once catalysts are specified into processes, the revenue becomes recurring in nature.

ATTRACTIVE VALUATION:
---------------------

  o At $22.41 per share, the stock trades at 12.8x the 2003 estimate of $1.75, and an enterprise value/trailing 12 months EBITDA (earnings before interest, taxes, depreciation and amortization) multiple of 7.3x, an attractive valuation given this company's ROIC.

  o The price/book ratio is 2.7x, near the low end of its 5- and 10-year ranges. The stock is off one-third from its 52-week high and is trading near its 52-week low.

  o The company has a solid balance sheet with a debt-to-capital ratio of 38% and an interest coverage ratio of 15x.

MANAGEMENT ASSESSMENT:
----------------------

  o Chief Executive Officer, Barry Perry, joined the company in 1997 as Chief Operating Officer and became President in 2001. His background includes 20 years in senior management at General Electric.

  o The previous CEO had a reputation of being overly optimistic, which led to repeated disappointments on Wall Street. Perry has worked hard to restore credibility.

  o Chief Financial Officer, Michael Sperduto, joined Engelhard in 1983 and has held numerous financial positions within the company. He became CFO in 2001. The company has a solid long-term financial record.

  o Management will also be careful regarding acquisitions, purchasing niche operators that typically have $30-80 million in revenues, versus making major acquisitions. In other words, these people do not appear to be empire builders.

SCHOLASTIC CORP.

DESCRIPTION:
------------

  Scholastic is a leading publisher and distributor of children's books, classroom magazines and other educational products. The company's core franchise is its Book Clubs and Book Fairs, which have large market shares in their respective niches and are very profitable businesses. Additionally, Scholastic is publisher of retail Trade children books, including the popular Harry Potter book series. Franchise Trade properties besides Harry Potter include: Clifford, I Spy, The Magic School Bus, Dear America, Goosebumps, Baby Sitter's Club and Captain Underpants.

  Like many booksellers, Scholastic had a difficult holiday selling season in the Trade business. Book clubs had a rare miss, too. The combination of this one-two punch dropped the stock. We anticipate a strong rebound in the Trade business and plans are in place to return the Clubs business back to solid growth, although the success of these endeavors won't be apparent until the fall. The company appears to be a classic case of a good business that is temporarily down.

GOOD BUSINESS:
--------------

  o A good business generally maintains a reasonably predictable core business; the Book Club and Book Fairs operations have higher-than-average predictability, good margins and very high market shares. The company's Trade business can be somewhat volatile based on the titles at any given time.

  o Scholastic has a durable franchise. It is a trusted name and has been around for decades. The company has a very solid back-list of children's book titles, which should provide an annuity-like core business in the Trade area.

  o The ROIC is greater than its weighted average cost of capital. Additionally, measures being taken by management in this tough economic environment should increase returns.

  o Revenue growth at Scholastic is expected to accelerate over the next twelve months and should be in the 7-10% range over the next three years based on positive demographics, increasing market share, strong back-list titles and new teacher penetration. Earnings per share growth should exceed revenue growth by 3-4% due to operating leverage.

ATTRACTIVE VALUATION:
---------------------

  o The stock currently trades at approximately 13x this May's EPS of $2.00 and 11.2x the $2.40 EPS estimated for next May. Additionally, the enterprise value of the company is trading at less than 7.5x EBITDA.

  o Based on historical takeovers, mergers and spin-offs, the intrinsic value of the company is at least 40% higher than the stock price.

MANAGEMENT ASSESSMENT:
----------------------

  o Dick Robinson is Scholastic's Chairman, President and Chief Executive Officer as well as the company's largest individual shareholder. He has a direct ownership of approximately 9% and 51% of the company's Class A shares.

  o Management has a mixed record of delivering value. We are willing to look through our reservations given the current depressed valuation and the recovery plans they have articulated.

IDEX CORP.

DESCRIPTION:
------------

  IDEX is a manufacturer and distributor of a broad range of engineered industrial products, with $740 million in sales, to a diversified worldwide customer base. Roughly 42% of revenues are international. IDEX consists of three reportable business segments: Pump Products Group, Dispensing Equipment Group, and Other Engineered Products Group.

  The Pump Products Group accounted for 58% of sales and 62% of operating profits in 2002. This business segment produces a wide variety of pumps, compressors, flow meters, and related controls for the movement of liquids, air, and gases. The devices and equipment produced by this group are used by such industries as chemical processing, machinery, water treatment, medical equipment, liquid petroleum distribution, oil and refining, food and beverage, biotech, and drug processing.

  The Dispensing Equipment Group accounted for 19% of sales and 16% of operating profits in 2002. This business segment produces highly engineered equipment for dispensing, metering, and mixing colorants, paints, inks, and dyes; industrial and automotive refinishing equipment; and centralized lubrication systems for the precise lubrication of machinery and transportation equipment. This equipment is used in retail and commercial industries.

  The Other Engineered Products Group accounted for 23% of sales and 22% of operating profits in 2002. This business segment produces firefighting pumps, rescue tools, and other components and systems for the fire and rescue industry, and engineered banding and clamping devices used in industrial and commercial applications.

  Like a great many U.S. based manufacturers, IDEX has suffered in recent years by reduced demand and foreign competition. They continue to address these challenges by aggressively implementing best practices and process reengineering. IDEX has also dramatically increased its global sourcing capabilities.

GOOD BUSINESS:
--------------

  o IDEX is either the number one or number two player in durable, tough-to-replicate niche markets. The company garners a weighted average market share of 40%.

  o The company is a strong generator of free cash. Last year, IDEX generated nearly $100 million in free cash, or $3.00 per share.

  o IDEX will be a direct beneficiary of a rebound in the industrial economy. Approximately 45% of orders ship in the same month, so an industrial economic revival will be felt immediately.

  o ROIC, though currently depressed, is higher than comparable companies and full-cycle ROIC is comfortably higher than their cost of capital.

ATTRACTIVE VALUATION:
---------------------

  o Although earnings have recently been weak, the valuation is still attractive at less than 15x the $2.00 estimate for 2003 earnings. The enterprise value-to-EBITDA ratio is 8.5.

  o Looking out a few years, we think the company can earn $3.00 or more per share and the stock could trade for $45. The biggest risk in the story is a protracted industrial downturn.

  o The company has a solid balance sheet with a debt-to-capital ratio of 32% and an interest coverage ratio of 7.9x.

MANAGEMENT ASSESSMENT:
----------------------

  o Chairman, President, and Chief Executive Officer Dennis Williams joined IDEX in May 2000 from General Electric, at which time he instituted several "GE-type" initiatives at IDEX, including Six Sigma, Kaizen & Lean, and Global Sourcing.

  o Chief Financial Officer Wayne Sayatovic has been with the firm for 31 years. There have been no accounting issues to reflect poorly on their financial controls.

  o  The track record of the senior operating executives at IDEX is very good.

  Despite the unusually volatile stock market and uncertain economic backdrop, we are optimistic about the long-term outlook for these four new ideas as well as the rest of the portfolio.

  And finally, FMI has reached a milestone of sorts, our first retirement party. Gary Wagner, who has been our associate, partner and friend for nineteen years, will be retiring as of June 30. Gary's contributions to the growth and reputation of FMI have been invaluable, and all of us wish him many wonderful years of retirement.

  Thank you for your continued confidence in FMI Common Stock Fund, Inc.

  Sincerely,

  /s/Ted D. Kellner       /s/Donald S. Wilson        /s/Patrick J. English

  Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
  President and           Vice President             Vice President and
  Portfolio Manager                                  Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                              COST            VALUE
 ---------                                           ------           -----

COMMON STOCKS -- 90.5% (A)<F3>

COMMERCIAL SERVICES SECTOR -- 12.7%
-----------------------------------
             BUSINESS SERVICES -- 9.6%
   197,000   ABM Industries Inc.                  $  3,176,689    $  2,588,580
   160,000   G & K Services, Inc.                    4,711,659       3,840,000
    91,000   Manpower Inc.                           2,851,007       2,719,080
   126,000   Watson Wyatt &
               Company Holdings*<F2>                 2,890,445       2,532,600
                                                  ------------    ------------
                                                    13,629,800      11,680,260

             INDUSTRIAL SERVICES -- 3.1%
   188,000   Republic Services, Inc.*<F2>            2,773,100       3,729,920

CONSUMER DISCRETIONARY SECTOR -- 20.2%
--------------------------------------
             ADVERTISING SERVICES -- 1.5%
    68,500   Valassis
               Communications, Inc.*<F2>             1,767,650       1,808,400

             CONSUMER DURABLES -- 2.3%
   111,000   Snap-on Inc.                            3,335,729       2,748,360

             PUBLISHING-MISCELLANEOUS -- 4.7%
   164,000   ProQuest Co.*<F2>                       4,323,242       3,389,880
    86,000   Scholastic Corp.*<F2>                   3,357,817       2,312,540
                                                  ------------    ------------
                                                     7,681,059       5,702,420

             RETAIL TRADE -- 4.9%
   334,000   Casey's General
               Stores, Inc.                          3,625,281       3,974,600
   104,400   Tuesday Morning Corp.*<F2>              1,759,823       2,054,592
                                                  ------------    ------------
                                                     5,385,104       6,029,192

             TEXTILE-APPAREL MANUFACTURERS -- 6.8%
   179,000   Liz Claiborne, Inc.                     4,666,616       5,534,680
   240,000   Paxar Corp.*<F2>                        3,116,497       2,748,000
                                                  ------------    ------------
                                                     7,783,113       8,282,680

CONSUMER STAPLES SECTOR -- 2.0%
-------------------------------
             FOODS & BEVERAGES -- 2.0%
    65,000   Lancaster Colony Corp.                  2,386,738       2,492,685

ENERGY SECTOR -- 3.1%
---------------------
             MACHINE OILWELL EQUIPMENT -- 1.4%
   167,000   Core Laboratories N.V.*<F2>             1,759,216       1,736,800

             OIL & GAS PRODUCERS -- 1.7%
    62,000   Stone Energy Corp.*<F2>                 2,271,545       2,081,960

FINANCIAL SERVICES SECTOR -- 8.1%
---------------------------------
             LIFE INSURANCE -- 3.4%
   144,000   Protective Life Corp.                   4,433,324       4,111,200

             MULTI-LINE INSURANCE -- 4.7%
    67,000   Delphi Financial
               Group, Inc.                           2,153,692       2,625,060
   118,500   Old Republic
               International Corp.                   2,127,328       3,169,875
                                                  ------------    ------------
                                                     4,281,020       5,794,935

HEALTHCARE SECTOR -- 13.9%
--------------------------
             ANIMAL HEALTH -- 1.2%
    40,000   IDEXX Laboratories, Inc.*<F2>             920,143       1,398,800

             DENTAL -- 3.9%
    70,000   DENTSPLY
               International Inc.                    1,781,564       2,435,300
   135,000   Sybron Dental
               Specialties, Inc.*<F2>                1,868,587       2,355,750
                                                  ------------    ------------
                                                     3,650,151       4,791,050

             HEALTHCARE PRODUCTS -- 5.2%
   225,000   Apogent
               Technologies Inc.*<F2>                3,435,502       3,280,500
   126,000   Cambrex Corp.                           3,479,021       3,026,520
                                                  ------------    ------------
                                                     6,914,523       6,307,020

             HEALTHCARE SERVICES -- 3.6%
    65,300   Lincare Holdings Inc.*<F2>              2,043,148       2,004,057
    78,000   Renal Care Group, Inc.*<F2>             1,998,114       2,432,040
                                                  ------------    ------------
                                                     4,041,262       4,436,097

MATERIALS & PROCESSING SECTOR -- 11.1%
--------------------------------------
             CHEMICALS -- 6.2%
   108,000   Engelhard Corp.                         2,329,925       2,313,360
    78,000   Minerals
               Technologies Inc.                     3,144,600       2,972,580
    51,000   Sigma-Aldrich Corp.                     1,961,861       2,268,990
                                                  ------------    ------------
                                                     7,436,386       7,554,930

             CONTAINERS & PACKAGING -
               PAPER & PLASTIC -- 4.9%
   127,500   AptarGroup, Inc.                        3,647,709       4,124,625
    93,000   Spartech Corp.                          1,946,599       1,798,620
                                                  ------------    ------------
                                                     5,594,308       5,923,245

PRODUCER DURABLES SECTOR -- 4.4%
--------------------------------
             MACHINERY-INDUSTRIAL/SPECIALTY -- 4.4%
    81,000   IDEX Corp.                              2,263,068       2,349,000
   144,000   Rockwell
               Automation Inc.                       2,543,300       2,980,800
                                                  ------------    ------------
                                                     4,806,368       5,329,800

TECHNOLOGY SECTOR -- 13.1%
--------------------------
             COMPUTER SERVICES SOFTWARE & SYSTEMS -- 9.3%
   101,000   Autodesk, Inc.                          1,380,427       1,541,260
   227,000   The BISYS Group, Inc.*<F2>              3,829,891       3,704,640
   124,000   FileNET Corp.*<F2>                      1,362,203       1,300,760
   314,000   Keane, Inc.*<F2>                        3,055,124       2,568,520
   212,000   MPS Group, Inc.*<F2>                    1,266,406       1,106,640
   479,900   Parametric
               Technology Corp.*<F2>                 2,085,726       1,041,383
                                                  ------------    ------------
                                                    12,979,777      11,263,203

             MISCELLANEOUS TECHNOLOGY -- 3.8%
   314,000   Arrow Electronics, Inc.*<F2>            4,978,153       4,615,800

UTILITIES SECTOR -- 1.9%
------------------------
             TELECOMMUNICATION -- 1.9%
    82,000   CenturyTel, Inc.                        2,403,003       2,263,200
                                                  ------------    ------------
                 Total common stocks               111,211,472     110,081,957

SHORT-TERM INVESTMENTS -- 9.0% (A)<F3>
             COMMERCIAL PAPER -- 1.7%
$2,000,000   Prudential Funding LLC,
               1.20%, due 04/04/03                   1,999,800       1,999,800

             VARIABLE RATE DEMAND NOTES -- 7.3%
 5,063,362   U.S. Bank, N.A.                         5,063,362       5,063,362
 3,810,000   Wisconsin Corporate
               Central Credit Union                  3,810,000       3,810,000
                                                  ------------    ------------
                 Total variable rate
                   demand notes                      8,873,362       8,873,362
                                                  ------------    ------------
                 Total short-term
                   investments                      10,873,162      10,873,162
                                                  ------------    ------------
                 Total investments                $122,084,634     120,955,119
                                                  ------------
                                                  ------------
             Cash and receivables, less
               liabilities -- 0.5% (A)<F3>                             630,555
                                                                  ------------
                 NET ASSETS                                       $121,585,674
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.01 par value, indefinite
               shares authorized), offering
               and redemption price
               ($121,585,674 / 7,003,602
               shares outstanding)                                      $17.36
                                                                        ------
                                                                        ------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                       $   411,371
   Interest                                                             74,386
                                                                   -----------
       Total income                                                    485,757
                                                                   -----------

EXPENSES:
   Management fees                                                     475,336
   Administrative services                                              34,424
   Transfer agent fees                                                  31,754
   Professional fees                                                    27,767
   Registration fees                                                    23,875
   Printing and postage expense                                         21,419
   Custodian fees                                                       12,854
   Board of Directors fees                                               5,000
   Other expenses                                                        7,631
                                                                   -----------
       Total expenses                                                  640,060
                                                                   -----------
NET INVESTMENT LOSS                                                   (154,303)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,848,145
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (2,816,537)
                                                                   -----------
NET LOSS ON INVESTMENTS                                               (968,392)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,122,695)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2003 (Unaudited) and For the Year Ended September 30, 2002

                                                                                            2003            2002
                                                                                          --------        --------
OPERATIONS:
   Net investment loss                                                                  $   (154,303)   $   (23,141)
   Net realized gain on investments                                                        1,848,145      1,013,927
   Net decrease in unrealized appreciation on investments                                 (2,816,537)    (4,911,925)
                                                                                        ------------    -----------
       Net decrease in net assets resulting from operations                               (1,122,695)    (3,921,139)
                                                                                        ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($2.68206 per share)                                     --     (7,410,548)
                                                                                        ------------    -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,516,084 and 3,206,602 shares, respectively)             45,221,245     62,435,228
   Net asset value of shares issued in distributions (395,430 shares)                             --      7,126,131
   Cost of shares redeemed (884,218 and 885,628 shares, respectively)                    (15,848,778)   (16,942,878)
                                                                                        ------------    -----------
       Net increase in net assets derived from Fund share activities                      29,372,467     52,618,481
                                                                                        ------------    -----------
       TOTAL INCREASE                                                                     28,249,772     41,286,794
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                 93,335,902     52,049,108
                                                                                        ------------    -----------
NET ASSETS AT THE END OF THE PERIOD                                                     $121,585,674    $93,335,902
                                                                                        ------------    -----------
                                                                                        ------------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH
                                           PERIOD ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,         ----------------------------------------------------------------
                                                2003           2002           2001           2000           1999           1998
                                                ----           ----           ----           ----           ----           ----

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period           $17.38         $19.60         $18.77         $16.32         $18.49         $26.53

Income from investment operations:
   Net investment (loss) income                 (0.01)         (0.01)*<F4>     0.00          (0.03)         (0.03)         (0.02)
   Net realized and unrealized
      (losses) gains on investments             (0.01)**<F5>    0.47**<F5>     1.90           2.91           2.57          (4.15)
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                (0.02)          0.46           1.90           2.88           2.54          (4.17)

Less distributions:
   Dividends from net investment income            --             --             --             --             --          (0.01)
   Distributions from net realized gains           --          (2.68)         (1.07)         (0.43)         (4.71)         (3.86)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                           --          (2.68)         (1.07)         (0.43)         (4.71)         (3.87)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $17.36         $17.38         $19.60         $18.77         $16.32         $18.49
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                         (0.1%)(1)<F6>   2.2%          11.0%          18.4%          16.4%         (17.6%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)        121,586         93,336         52,049         47,015         39,115         39,047
Ratio of expenses to average net assets          1.2%(2)<F7>    1.1%           1.2%           1.2%           1.3%           1.2%
Ratio of net investment (loss) income
  to average net assets                         (0.3%)(2)<F7>  (0.0%)          0.0%          (0.2%)         (0.2%)         (0.1%)
Portfolio turnover rate                         20.7%          28.8%          46.8%          46.7%          75.9%          54.3%

  *<F4> In 2002, net investment loss per share is calculated using average shares outstanding.
 **<F5> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(1)<F6>   Not Annualized.
(2)<F7>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

        The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

        The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI, for the period from October 1, 2002 through January 31, 2003, a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. Effective February 1, 2003, the Fund will pay FMIa monthly management fee of 1% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

        Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2003.

(3)  DISTRIBUTION TO SHAREHOLDERS --

        Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

        For the six month period ending March 31, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) were $50,951,965 and $20,058,323, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

        As of March 31, 2003, liabilities of the Fund included the following:

     Payable to FMI for management and administrative fees        $     99,002
     Payable to shareholders for redemptions                             8,301
     Other liabilities                                                  26,575

(6)  SOURCES OF NET ASSETS --

        As of March 31, 2003, the sources of net assets were as follows:

     Fund shares issued and outstanding                           $121,402,072
     Net unrealized depreciation on investments                     (1,129,515)
     Accumulated net realized gains on investments                   1,313,117
                                                                  ------------
                                                                  $121,585,674
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

        The following information for the Fund is presented on an income tax basis as of March 31, 2003:

                           GROSS           GROSS        NET UNREALIZED
           COST OF       UNREALIZED      UNREALIZED      DEPRECIATION
         INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS
         -----------    ------------    ------------    --------------
         $122,109,176    $9,993,168     $11,147,225       $1,154,057

        The following information for the Fund is presented on an income tax basis as of September 30, 2002:

                           GROSS           GROSS        NET UNREALIZED    DISTRIBUTABLE     DISTRIBUTABLE
           COST OF       UNREALIZED      UNREALIZED      APPRECIATION        ORDINARY         LONG-TERM
         INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS        INCOME        CAPITAL GAINS
         -----------    ------------    ------------    --------------     ------------     -------------
         $90,845,375    $10,079,177      $8,486,484       $1,592,693            $0               $0

        The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

        The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

         ORDINARY           LONG-TERM       NET CAPITAL
          INCOME          CAPITAL GAINS         LOSS       POST-OCTOBER
       DISTRIBUTIONS      DISTRIBUTIONS      CARRYOVERS       LOSSES
       -------------      -------------      ----------    ------------
         $559,512          $6,851,036            $0          $440,699

        For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2002 which is designated as qualifying for the dividends received deduction is 77% (unaudited).

(8)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE --

        A special meeting of shareholders of the Fund was held on January 21, 2003 and the following matters were approved by the Fund's voting shares:

                                                     For     Against   Abstain
                                                     ---     -------   -------

(1)  Elect seven directors; and                   3,038,168   22,612      --

(2)  Approve a new investment advisory agreement
     increasing the investment adviser's fee and
     modifying the adviser's reimbursement
     obligations.                                 2,376,857  281,735   402,188

                          FMI COMMON STOCK FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMICommon Stock Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.